SECURITIES AND EXCHANGE COMMISSION

                      Washington, DC  20549


                            Form 8-K

                         CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    June 30, 1997
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                          WesBanco, Inc.
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         (Exact name of registrant as specified in its charter)


    West Virginia                0-8467                       55-0571723
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(State or other
jurisdiction                   (Commission               (IRS Employer
of incorporation)              File Number)              Identification No.)


  1 Bank Plaza, Wheeling, WV                                    26003
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code       (304) 234-9000
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Former name or former address, if changed since last report  Not Applicable
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Item 5 - Other Events

     On June 30, 1997, WesBanco, Inc. consummated the acquisition of Shawnee Bank, Inc. ("Shawnee") through a statutory merger of Shawnee into WesBanco affiliate, WesBanco Bank Charleston. The acquisition, which was accounted for as a purchase transaction, was effected through an exchange of stock, whereby Shawnee shareholders received 10.094 shares of WesBanco common stock for
each share of Shawnee common stock.   WesBanco registered 323,506
common shares for the purpose of issuance with respect to this acquisition. The acquisition is more fully described in a Registration Statement filed with respect to the registration of the shares under Registration Statement No. 333-24171, which is incorporated herein by reference.


Item 7 - Financial Statements, Pro Forma Financial Information and Exhibits

  Exhibits  -  Incorporated herein by reference is the Registrant's
               Prospectus/Proxy Statement effective April 29, 1997, used in connection with Registration Number 333-24171.

        20 - Press release dated June 30, 1997, regarding the consummation of the acquisition of Shawnee by WesBanco, Inc.

                              Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              WesBanco, Inc.
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                              (Registrant)


July 7, 1997                  /s/ Edward M. George
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    Date                      Edward M. George
                              President & Chief Executive Officer